UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 28, 2016

Global Water Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37756	90-0632193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21410 N. 19th Avenue #220, Phoenix, Arizona		85027
(Address of principal executive offices)		(Zip Code)

(480) 360-7775

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement with Roth Capital Partners, LLC

On April 28, 2016, Global Water Resources, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC (the “Underwriter”), related to its initial public offering (the “Offering”) of 1,164,800 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”). The Underwriting Agreement provided for a price to the public of $6.25 per share, and after giving effect to underwriting discounts and commissions of $0.4375 per share, the Underwriter agreed to purchase the shares from the Company at a price of $5.8125 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 174,720 shares of Common Stock. The Offering, which was completed on May 3, 2016, was made pursuant to the Company’s effective Registration Statement on Form S-1 (File No. 333-209025) (the “Base Registration Statement”), as supplemented by the Registration Statement on Form S-1 (File No. 333-210964) filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), both of which were previously filed with the Securities and Exchange Commission (the “SEC”).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the above description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 3.02	Unregistered Sales of Equity Securities.

Concurrently with the consummation of the Offering, GWR Global Water Resources Corp. (“GWRC”), which owned approximately 47.8% of the Company’s outstanding Common Stock prior to the Offering, merged with and into the Company, with the Company surviving as a Delaware corporation (the “Merger” and collectively with the Offering, the “Transactions”). At the effective time of the Merger, holders of GWRC’s common shares received one share of Common Stock for each then outstanding common share of GWRC. The 8,726,747 shares of Common Stock issued in the Merger were issued in reliance upon an exemption from registration provided by Section 3(a)(10) of the Securities Act for the issuance and exchange of securities approved, after a public hearing upon the fairness of the terms and conditions of the exchange, by the Supreme Court of British Columbia, which is authorized by law to grant such approval.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

Effective upon consummation of the Transactions on May 3, 2016, the Company’s board of directors (the “Board”) increased the size of the Board to seven members and appointed Ron L. Fleming, President and Chief Executive Officer of the Company, as a member of the Board to fill the vacancy created by such increase.

No arrangement exists between the Company and Mr. Fleming pursuant to which Mr. Fleming was appointed as a director, nor is Mr. Fleming a participant in any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Plan Amendments

Effective upon consummation of the Transactions on May 3, 2016, the Board adopted amendments to each of (i) the GWR Global Water Resources Corp. Stock Option Plan (as amended), (ii) the Global Water Resources, Inc. First Amended and Restated Stock Appreciation Rights Plan, (iii) the Global Water Resources, Inc. Deferred Phantom Stock Unit Plan, (iv) the Global Water Resources, Inc. Phantom Stock Unit Plan and (v) the GWR Global Water Resources Corp. Deferred Phantom Stock Unit Plan (collectively, the “Plan Amendments”). The Plan Amendments are not materially different from the forms of the Plan Amendments filed as Exhibit 10.17.3, Exhibit 10.18.2, Exhibit 10.19.2, Exhibit 10.20.2 and Exhibit 10.21.2, respectively, to the Base Registration Statement. The description of the Plan Amendments contained in such Base Registration Statement under the heading “Executive Compensation” is incorporated by reference herein.

The Plan Amendments are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein, and the above description of the Plan Amendments is qualified in its entirety by reference to such exhibits.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Certificate of Incorporation

On April 28, 2016, in connection with the Offering, the Company filed its Second Amended and Restated Certificate of Incorporation (the “Restated Charter”) with the Secretary of State of the State of Delaware. Pursuant to its terms, the Restated Charter became effective at 9:15 a.m., Eastern Time, on April 28, 2016 (the “Effective Time”). The Restated Charter is in the same form as filed as Exhibit 3.1 to the Base Registration Statement. The description of the provisions of the Restated Charter contained in the Base Registration Statement under the heading “Description of Capital Stock” is incorporated by reference herein.

The Restated Charter is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the above description of the Restated Charter is qualified in its entirety by reference to such exhibit.

Amended and Restated Bylaws

On April 28, 2016, in connection with the Offering, the Company amended and restated its bylaws (the “Restated Bylaws”), effective as of the Effective Time. The Restated Bylaws are in the same form as filed as Exhibit 3.2 to the Base Registration Statement. The description of the provisions of the Restated Bylaws contained in the Base Registration Statement under the heading “Description of Capital Stock” is incorporated by reference herein.

The Restated Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference herein, and the above description of the Restated Bylaws is qualified in its entirety by reference to such exhibit.

Item 5.05	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 2, 2016, the Board approved and adopted a Code of Ethics and Business Conduct (the “Code of Conduct”) applicable to the Company’s directors, officers and employees. The Code of Conduct is intended to, among other things, promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; and (iii) compliance with applicable governmental laws, rules and regulations.

Pursuant to the Code of Conduct, loans by the Company to, or guarantees by the Company of obligations of, any director or executive officer or their family members are expressly prohibited. The Code of Conduct also provides that no director, officer or employee of the Company may purchase or sell any Company securities while in possession of material non-public information regarding the Company, and contains reporting and enforcement mechanisms. Waivers of the Code of Conduct for directors or executive officers of the Company must be approved by the Board. The Company intends to disclose future amendments to certain provisions of the Code of Conduct, or any waivers of the Code of Conduct, on its website or in a Current Report on Form 8-K filed with the SEC.

The Code of Conduct, which is intended to comply with the requirements of NASDAQ Listing Rule 5610 and Section 406(c) of the Sarbanes-Oxley Act of 2002, as amended, is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the above description of the Code of Conduct is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 28, 2016, by and between Global Water Resources, Inc. and Roth Capital Partners, LLC

3.1	Second Amended and Restated Certificate of Incorporation of Global Water Resources, Inc.

3.2	Amended and Restated Bylaws of Global Water Resources, Inc.

10.1	Second Amendment to GWR Global Water Resources Corp. Stock Option Plan*

10.2	Amendment to Global Water Resources, Inc. First Amended and Restated Stock Appreciation Rights Plan*

10.3	Amendment to Global Water Resources, Inc. Deferred Phantom Stock Unit Plan*

10.4	Amendment to Global Water Resources, Inc. Phantom Stock Unit Plan*

10.5	Amendment to GWR Global Water Resources Corp. Deferred Phantom Stock Unit Plan*

14.1	Code of Ethics and Business Conduct

*	Compensation plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC. (Registrant)

Date: May 4, 2016	/s/ Michael J. Liebman Michael J. Liebman Chief Financial Officer